UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 2, 2004 (Date of earliest event reported)

MATRIXX INITIATIVES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-27646 (Commission File Number)	87-0482806 (IRS Employer Identification No.)

2375 East Camelback Road, Suite 500
Phoenix, Arizona 85016
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (602) 387-5353

ITEM 5. OTHER EVENTS

     On February 2, 2004 and February 6, 2004, Matrixx Initiatives, Inc. issued press releases responding to media reports. Copies of each of the press releases are attached to this Report as Exhibits 99.1 and 99.2, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release of Matrixx Initiatives, Inc., dated February 2, 2004, entitled “Matrixx Initiatives Reaffirms Safety of Intranasal Zicam Cold Remedy”.

99.2	Press Release of Matrixx Initiatives, Inc., dated February 6, 2004, entitled “Matrixx Initiatives Reaffirms Safety of Intranasal Zicam Cold Remedy”.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXX INITIATIVES, INC. (Registrant)

/s/ William J. Hemelt

William J. Hemelt Executive Vice President, Chief Financial Officer, Treasurer and Secretary
Date: February 10, 2004